UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 22, 2021

CIMAREX ENERGY CO.
(Exact name of registrant as specified in its charter)

Delaware		001-31446	45-0466694
(State or other jurisdiction of incorporation)		(Commission File Number)	(I.R.S. Employer Identification No.)

1700 Lincoln Street, Suite 3700
Denver	Colorado		80203
(Address of principal executive offices)			(Zip Code)

(303) 295-3995
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock ($0.01 par value)	XEC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§ 240.12b–2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 2.02    RESULTS OF OPERATIONS AND FINANCIAL CONDITION

Below is a summary of estimated commodity price and derivative information for Cimarex Energy Co.’s (the “Company”) second-quarter 2021 reporting period.

1.Commodity Price Realizations

The following table presents the Company’s estimated oil and gas price realizations, excluding derivatives, for the three months ended June 30, 2021:

Estimated average realized price per unit (excluding derivatives)	Three Months Ended June 30, 2021
Gas (Mcf)	$2.51
Oil (Bbl)	$64.11
NGL (Bbl)	$23.16

2.Commodity Derivatives

The Company uses derivative instruments to manage its exposure to commodity price fluctuations. The following table presents the Company’s estimated net loss on derivative instruments for the three months ended June 30, 2021:

Estimated loss on derivative instruments, net (in millions)	Three Months Ended June 30, 2021
Gas contracts	$54
Oil contracts	157
$211

The following table presents the Company’s estimated net cash payments on derivative instruments for the three months ended June 30, 2021:

Estimated cash payments on derivative instruments, net (in millions)	Three Months Ended June 30, 2021
Gas contracts	$14
Oil contracts	72
$86

The information included in this Current Report is preliminary in nature and represents management’s current estimates. Such information is not final and is subject to change in the Company’s unaudited financial statements to be included in the Quarterly Report on Form 10-Q for the quarter ended June 30, 2021 (the “Form 10-Q”). Investors should consider such estimates when taken as a whole with the financial statements and results of operations for the period once published in the Form 10-Q.

In accordance with General Instructions B.2. of Form 8-K, the information described in this Item 2.02 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements, including statements regarding estimated or projected results and future events. These forward-looking statements are based on management’s judgment as of the date of this report and include certain risks and uncertainties. Please refer to the company’s Annual Report on Form 10-K for the year ended December 31, 2020, filed with the Securities and Exchange Commission (“SEC”), and other filings including our Current Reports on Form 8-K and Quarterly Reports on Form 10-Q, for a description of certain risk factors that may affect these forward-looking statements.

Actual results may differ materially from company estimates and projections and other forward-looking statements and can be affected by a variety of factors outside the control of the company, all of which may be amplified by the COVID-19 pandemic and its unpredictable nature, including among other things: fluctuations in the price we receive for our oil, gas, and NGL production, including local market price differentials, which may be exacerbated by the demand destruction resulting from COVID-19; disruptions to the availability of workers and contractors due to illness and stay at home orders related to the COVID-19 pandemic; cost and availability of gathering, pipeline, refining, transportation and other midstream and downstream activities and our ability to sell oil, gas, and NGLs, which may be negatively impacted by the COVID-19 pandemic, severe weather and other risks and lead to a lack of any available markets; availability of supply chains and critical equipment and supplies; higher than expected costs and expenses, including the availability and cost of services and materials; compliance with environmental and other regulations, including new regulations that may result from the recent change in federal and state administrations and legislatures; legislative or regulatory changes, including initiatives related to hydraulic fracturing, emissions, and disposal of produced water, which may be negatively impacted by the recent change in Presidential administration or legislatures; the ability to receive drilling and other permits or approvals and rights-of-way in a timely manner (or at all), which may be negatively impacted by the impact of COVID-19 restrictions on regulatory employees who process and approve permits, other approvals and rights-of-way and which may be restricted by new Presidential and Secretarial orders and regulation and legislation; reductions in the quantity of oil, gas, and NGLs sold and prices received because of decreased demand and/or curtailments in production relating to mechanical, transportation, storage, capacity, marketing, weather, the COVID-19 pandemic, or other problems; declines in the SEC PV10 value of our oil and gas properties resulting in full cost ceiling test impairments to the carrying values of our oil and gas properties; the effectiveness of our internal control over financial reporting; success of the company’s risk management activities; availability of financing and access to capital markets; estimates of proved reserves, exploitation potential, or exploration prospect size; greater than expected production decline rates; timing and amount of future production of oil, gas, and NGLs; cybersecurity threats, technology system failures and data security issues; the inability to transport, process and store oil and gas; hedging activities and the viability of our hedging counterparties, many of whom have been negatively impacted by the COVID-19 pandemic; economic and competitive conditions; lack of available insurance; cash flow and anticipated liquidity; continuing compliance with the financial covenant contained in our amended and restated credit agreement; the loss of certain federal income tax deductions; litigation; environmental liabilities; new federal regulations regarding species or habitats; exploration and development opportunities that we pursue may not result in economic, productive oil and gas properties; drilling of wells; development drilling and testing results; performance of acquired properties and newly drilled wells; ability to obtain industry partners to jointly explore certain prospects, and the willingness and ability of those partners to meet capital obligations when requested; unexpected future capital expenditures; amount, nature, and timing of capital expenditures; proving up undeveloped acreage and maintaining production on leases; unforeseen liabilities associated with acquisitions and dispositions; establishing valuation allowances against our deferred tax assets; potential payments for failing to meet minimum oil, gas, NGL, or water delivery or sales commitments; increased financing costs due to a significant increase in interest rates; risks associated with concentration of operations in one major geographic area; availability and cost of capital; title to properties; ability to complete property sales or other transactions; our ability to complete the announced transaction with Cabot Oil & Gas Corporation (“Cabot”); business disruptions during or following our announced transaction with Cabot, including the diversion of management time and attention; the ability to deploy net proceeds from our announced transaction with Cabot in the manner and timeframe we anticipate, if at all; potential liability for remedial actions under existing or future environmental regulations; potential liability resulting from pending or future litigation, including litigation related to our announced transaction with Cabot; the ability of Cimarex and Cabot to integrate their business operations successfully and to achieve the anticipated benefits from the transaction; unanticipated difficulties or expenditures relating to the announced transaction with Cabot; and other factors discussed in the company’s reports filed with the SEC. Cimarex Energy Co. encourages readers to consider the risks and uncertainties associated with projections and other forward-looking statements. In addition, the company assumes no obligation to publicly revise or update any forward-looking statements based on future events or circumstances.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 22, 2021

CIMAREX ENERGY CO.

/s/ G. Mark Burford
G. Mark Burford
Senior Vice President and Chief Financial Officer

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